EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We  hereby  consent  to  the  use  in  this Registration Statement on Form 10-SB
(Amendment No. 1) of our report dated May 9, 2003 relating to the financial statements of Spectrum Sciences & Software, Inc., which appears in such Registration Statement.


/s/  TEDDER,  JAMES,  WORDEN  &  ASSOCIATES,  P.A.

Orlando,  Florida
October  1,  2003


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